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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statements on Form S-8 (File No.'s 333-16299, 333-49939 & 333-49965).



                                                  LUND KOEHLER COX & ARKEMA, LLP

Minneapolis, Minnesota
March 15, 2000